UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	February 16, 2017

Wireless Telecom Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

001-11916	22-2582295
(Commission File Number)	(IRS Employer Identification No.)

25 Eastmans Road Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 386-9696

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

On February 21, 2017, Wireless Telecom Group, Inc. (“the Company”) filed a current report on Form 8-K (the “Original 8-K”) reporting that on February 16, 2017 the Company entered into a credit facility and on February 17, 2017, the Company completed its acquisition of CommAgility Limited (“CommAgility”). This Form 8-K/A amends the Original Form 8-K to include the historical audited financial statement of CommAgility and the unaudited pro forma condensed combined financial statements required by Items 9.01(a) and 9.01 (b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to those items. All other items in the Original Form 8-K remain the same.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The audited financial statements of CommAgility for the periods ended September 30, 2016 and 2015 are filed herewith as Exhibit 99.2. Such financial statements of CommAgility were prepared in accordance with United Kingdom Generally Accepted Accounting Practices.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information and balance sheet of the Company and CommAgility for the year ended December 31, 2016 are filed herewith as Exhibit 99.3

Exhibit No.	Description

10.1	Share Purchase Agreement, dated February 17, 2017 (previously filed).

99.2	Audited financial statements of CommAgility Limited for the periods ending September 30, 2016 and 2015.

99.3	Unaudited pro forma condensed combined financial information of the Company and CommAgility Limited for the year ended December 31, 2016.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIRELESS TELECOM GROUP, INC.

Date: April 28, 2017	By:	/s/ Timothy Whelan
Timothy Whelan Chief Executive Officer and Director
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EXHIBIT INDEX

Exhibit No.	Description

99.2	Audited financial statements of CommAgility Limited for the periods ending September 30, 2016 and 2015.

99.3	Unaudited pro forma condensed combined financial information of the Company and CommAgility Limited for the year ended December 31, 2016.

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